Prospectus supplement dated August 19, 2015
to the following prospectus(es):
Multi-Flex FPVUL prospectus dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Effective July 1, 2015, Wells Capital Management (WellsCap), along with the rest of the Asset Management Division of Wells Fargo, rebranded under one name and logo: Wells Fargo Asset Management. This change was made strictly to unify and utilize the recognizable brand identity of Wells Fargo. No other changes are made, materially or otherwise, to WellsCap or to the underlying subaccounts in the product to which WellsCap is a subadviser.
2) On June 24, 2015, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization of Neuberger Berman Advisers Management Trust - Balanced Portfolio and Neuberger Berman Advisers Management Trust - Growth Portfolio (the “Target Funds”) into Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio (the “Surviving Fund”). Effective on or about November 4, 2015 (the “Closing Date”), the Target Funds will no longer be available to receive transfers or new purchase/premium payments. After the Merging Date, the Target Funds will be dissolved. Any allocations made to the Target Funds will be automatically allocated to the Surviving Fund, subject to availability. As such, the following changes apply to the contract/policy:
•	Effective on the Closing Date, the Surviving Fund is added as an investment option under the contract/policy, and the following disclosure is added to Appendix A: Subaccount Information:
Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: I Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Capital growth.
•	Effective on the Merging Date, any and all references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
•	Effective on the Merging Date, any and all allocations to the Target Funds are transferred to the Surviving Fund.
GWP-0556